Exhibit 99.10

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:             $    2,586,368,062.66
Beginning of the Month Finance Charge Receivables:        $      122,607,153.01
Beginning of the Month Discounted Receivables:            $                0.00
Beginning of the Month Total Receivables:                 $    2,708,975,215.67


Removed Principal Receivables:                            $                0.00
Removed Finance Charge Receivables:                       $                0.00
Removed Total Receivables:                                $                0.00


Additional Principal Receivables:                         $      174,177,556.64
Additional Finance Charge Receivables:                    $        7,160,266.36
Additional Total Receivables:                             $      181,337,823.00


Discounted Receivables Generated this Period:             $                0.00


End of the Month Principal Receivables:                   $    2,705,997,179.62
End of the Month Finance Charge Receivables:              $      126,088,094.43
End of the Month Discounted Receivables:                  $                0.00
End of the Month Total Receivables:                       $    2,832,085,274.05


Special Funding Account Balance                           $                0.00
Aggregate Invested Amount (all Master Trust II Series)    $    2,300,000,000.00
End of the Month Transferor Amount                        $      405,997,179.62
End of the Month Transferor Percentage                                    15.00%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                RECEIVABLES

       30-59 Days Delinquent                              $       55,970,862.34
       60-89 Days Delinquent                              $       43,741,927.17
       90+ Days Delinquent                                $       94,369,854.97

       Total 30+ Days Delinquent                          $      194,082,644.48
       Delinquent Percentage                                               6.85%

Defaulted Accounts During the Month                       $       17,493,851.39
Annualized Default Percentage                                              8.12%

Principal Collections                                            361,809,270.20
Principal Payment Rate                                                    13.99%

Total Payment Rate                                                        15.03%


INVESTED AMOUNTS

       Class A Initial Invested Amount                    $      370,500,000.00
       Class B Initial Invested Amount                    $       57,000,000.00
       Class C Initial Invested Amount                    $       47,500,000.00

INITIAL INVESTED AMOUNT                                   $      475,000,000.00

       Class A Invested Amount                            $      468,000,000.00
       Class B Invested Amount                            $       72,000,000.00
       Class C Invested Amount                            $       60,000,000.00

INVESTED AMOUNT                                           $      600,000,000.00

       Class A Adjusted Invested Amount                   $      468,000,000.00
       Class B Adjusted Invested Amount                   $       72,000,000.00
       Class C Adjusted Invested Amount                   $       60,000,000.00

ADJUSTED INVESTED AMOUNT                                  $      600,000,000.00

PREFUNDED AMOUNT                                          $                0.00

FLOATING ALLOCATION PERCENTAGE                                            23.13%
PRINCIPAL ALLOCATION PERCENTAGE                                           23.13%

       Class A Principal Allocation Percentage                            78.00%
       Class B Principal Allocation Percentage                            12.00%
       Class C Principal Allocation Percentage                            10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        83,583,690.96

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        10,495,086.55

MONTHLY SERVICING FEE                                     $          750,000.00

INVESTOR DEFAULT AMOUNT                                   $        4,046,450.28


CLASS A AVAILABLE FUNDS --


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

       Class A Finance Charge Collections                 $        8,771,167.53
       Other Amounts                                      $                0.00

TOTAL CLASS A AVAILABLE FUNDS                             $        8,771,167.53


       Class A Monthly Interest                           $        2,639,958.75
       Class A Servicing Fee                              $          585,000.00
       Class A Investor Default Amount                    $        3,156,231.22

TOTAL CLASS A EXCESS SPREAD                               $        2,389,977.56


CLASS A REQUIRED AMOUNT                                   $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

       Class B Finance Charge Collections                 $        1,349,410.37
       Other Amounts                                      $                0.00

TOTAL CLASS B AVAILABLE FUNDS                             $        1,349,410.37

       Class B Monthly Interest                           $          422,647.50
       Class B Servicing Fee                              $           90,000.00

TOTAL CLASS B EXCESS SPREAD                               $          836,762.87
CLASS B INVESTOR DEFAULT AMOUNT                                      485,574.03
CLASS B REQUIRED AMOUNT                                              485,574.03

CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                         75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                       $        4,276,249.08


       Excess Spread Applied to Class A Required Amount   $                0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                        $                0.00

       Excess Spread Applied to Class B
       Required Amount                                    $          485,574.03

       Excess Spread Applied to Reductions of             $                0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount   $          789,851.28

       Excess Spread Applied to Reductions of
       Class C Invested Amount                            $                0.00

       Excess Spread Applied to Monthly Cash              $          125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral           $                0.00
       Account

       Excess Spread Applied to Spread Account            $                0.00

       Excess Spread Applied to Reserve Account           $                0.00

       Excess Spread Applied to other amounts owed to     $                0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders           $                0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                   $        2,875,823.77

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                         $       11,166,258.96


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO            $                0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                            $                0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                       $                0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                            $                0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount              $                0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                            $                0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount              $                0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                        $                0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor       $                0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual
       Interest Holders                                   $                0.00

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           8.27%
       Base Rate (Prior Month)                                             8.15%
       Base Rate (Two Months Ago)                                          8.06%

THREE MONTH AVERAGE BASE RATE                                              8.16%

       Portfolio Yield (Current Month)                                    14.40%
       Portfolio Yield (Prior Month)                                      12.33%
       Portfolio Yield (Two Months Ago)                                   11.84%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.86%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                               $       83,583,690.96

INVESTOR DEFAULT AMOUNT                                   $        4,046,450.28

REALLOCATED PRINCIPAL COLLECTIONS

       Allocable to Class C Interests                     $                0.00

       Allocable to Class B Certificates                  $                0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER         $                0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                     $                0.00
       Deficit Controlled Accumulation Amount             $                0.00

CONTROLLED DEPOSIT AMOUNT                                 $                0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                     $                0.00
       Deficit Controlled Accumulation Amount             $                0.00

CONTROLLED DEPOSIT AMOUNT                                 $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL       $       87,630,141.24
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                              $                0.00

CLASS B INVESTOR CHARGE OFFS                              $                0.00

CLASS C INVESTOR CHARGE OFFS                              $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $                0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                    $                0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                    $                0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                    $       18,000,000.00
       Available Cash Collateral Amount                   $       18,000,000.00



TOTAL DRAW AMOUNT                                         $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $                0.00


                            First USA Bank, NA,
                            as Servicer


                            By  /s/ Tracie H. Klein
                                ---------------------------------
                                    Tracie H. Klein
                                    First Vice President